EXECUTION VERSION

FOURTH AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF OCTOBER 9, 2013
AMONG
CARRIZO OIL & GAS, INC.,
AS BORROWER,
THE GUARANTORS PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC,
AS SOLE LEAD ARRANGER AND BOOKRUNNER

FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) dated as of October 9, 2013, among CARRIZO OIL & GAS, INC., a Texas corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”); the Lenders listed on the signature pages hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
WHEREAS, the Borrower, the Administrative Agent, the Lenders and the other Agents party thereto are parties to that certain Credit Agreement dated as of January 27, 2011 (as amended by that certain First Amendment dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, that certain Second Amendment dated as of September 4, 2012, that certain Third Amendment dated as of September 27, 2012 and as otherwise amended, supplemented or modified, the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower.
WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing to do so on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Fourth Amendment, and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fourth Amendment. Unless otherwise indicated, all section and article references in this Fourth Amendment refer to sections and articles of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.02 (Amendment of Defined Terms): Certain defined terms in Section 1.02 are amended or deleted as described below:
(i)    The following definitions are hereby added to Section 1.01 in the correct alphabetical order:
‘“Commitment Fee Rate’ means the applicable rate set forth under the heading “Commitment Fee Rate” in the Borrowing Base Utilization Grid contained in the definition of “Applicable Margin”.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et. seq.), as amended from time to time, and any successor statute, and any regulations promulgated thereunder.
“Designated Persons” means a person or entity: (i) listed in the annex to, or otherwise the subject of the provisions of, any Executive Order; (ii) named as a “Specially Designated National and Blocked Person” (“SDN”) on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list; or (iii) is otherwise the subject of any Sanctions Laws and Regulations in which an entity or person on the SDN List has 50% or greater ownership interest or that is otherwise controlled by an SDN.
“Executive Order” shall have the meaning set forth in the definition of “Sanction Laws and Regulations”.
“OFAC” means the U.S. Department of the Treasury Office of Foreign Assets Control.
“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Credit Party that, at the time the relevant Guarantee or other liability (or grant of the relevant security interest, as applicable) becomes or would become effective with respect to such obligation or liability, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell pursuant to Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Sanctions Laws and Regulations” means any sanctions, prohibitions or requirements imposed by any executive order (an “Executive Order”) or by any sanctions program administered by OFAC.
“SDN” shall have the meaning set forth in the definition of “Designated Persons”.
“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.”
(ii)    The defined terms “Senior Debt” and “Interest Expense” are deleted from Section 1.02.
(iii)    The definition of “Agreement” is hereby amended and restated in its entirety as set forth below:

“‘Agreement’ means this Credit Agreement, as amended by that certain First Amendment to Credit Agreement dated as of March 26, 2012, that certain Resignation, Consent and Appointment Agreement dated as of April 20, 2012, that certain Second Amendment to Credit Agreement dated as of September 4, 2012, that certain Third Amendment to Credit Agreement dated as of September 27, 2012 and that certain Fourth Amendment to Credit Agreement dated as of October 9, 2013, as the same may from time to time be further amended, modified, supplemented or restated.”
(iv)    The definition of “Applicable Margin” is hereby amended and restated in its entirety as set forth below:
“‘Applicable Margin’ means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	<25%	≥ 25% but <50%	≥ 50% but <75%	≥ 75% but <90%	≥ 90%
Eurodollar Loans	1.50%	1.75%	2.00%	2.25%	2.50%
ABR Loans	0.50%	0.75%	1.00%	1.25%	1.50%
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%	0.50%

With respect to the Loans and Commitments, each change in the Applicable Margin and Commitment Fee Rate shall apply during the period commencing on the effective date of such change in the Borrowing Base Utilization Percentage and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report required to be delivered pursuant to Section 8.11(a), and for each day during the period from and including the date on which such Reserve Report was required to be delivered but excluding the date on which such Reserve Report is delivered, the “Applicable Margin” and “Commitment Fee Rate” shall mean the rate per annum set forth on the above Borrowing Base Utilization Grid when the Borrowing Base Utilization Percentage is at its highest level until such Reserve Report is delivered.”
(v)    The definition of “Change of Law” is hereby amended by restating the proviso at the end thereto as set forth below:
“provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives issued thereunder or in connection therewith by a Governmental Authority and resulting in additional costs or limitations on the making, maintenance or pricing of loans or the participation in, or issuance or maintenance of, letters of credit and (y) all requests, rules guidelines or directive promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted or issued.”
(vi)    The definition of “Debt” is hereby amended by:

(A)	Replacing clause (c) of the definition of Debt with the below:
“(c) all obligations of such Person to pay the deferred purchase price of Property or services (other than (i) accrued pension costs and other employee benefit and compensation obligations arising in the ordinary course of business and (ii) accounts payable incurred in the ordinary course of business which are either (x) not more than 90 days past due or (y) being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP);”

(B)	Adding the following sentence immediately before the last sentence of the definition of “Debt”:
“Notwithstanding anything to the contrary herein or in the other Loan Documents, “Debt” shall not include obligations to pay for drilling expenses, capital expenditure costs, overhead charges and other drilling carry costs, up to an aggregate amount not to exceed $30,000,000, or any guarantee thereof.”
(vii)    The definition of “Material Domestic Subsidiary” is hereby amended and restated in its entirety as set forth below:
“‘Material Domestic Subsidiary’ means, as of any date, any Domestic Subsidiary that (a) is a Wholly-Owned Subsidiary and (b) together with its Subsidiaries, (i) owns Property which represents more than 3% of the consolidated assets of the Borrower and the Consolidated Subsidiaries as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 8.01(a) or 8.01(b), or (ii) is responsible for more than 3% of the consolidated revenues of the Borrower and the Consolidated Subsidiaries for the most recently ended period of four consecutive fiscal quarters of the Borrower for which financial statements have been delivered pursuant to Section 8.01(a) or 8.01

(b), but excluding (i) the value of the Equity Interests such Domestic Subsidiary owns in any other Domestic Subsidiaries and (ii) intercompany debt owed to such Domestic Subsidiary from any other Domestic Subsidiary or the Borrower; provided that if, at any time and from time to time after the Closing Date, Domestic Subsidiaries that are Wholly-Owned Subsidiaries and are not Material Domestic Subsidiaries, in the aggregate, (A) own Property which represents more than 5% of the consolidated assets of the Borrower and the Consolidated Subsidiaries as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 8.01(a) or 8.01(b) or (B) are responsible for more than 5% of the consolidated revenues of the Borrower and the Consolidated Subsidiaries for the most recently ended period of four consecutive fiscal quarters of the Borrower for which financial statements have been delivered pursuant to Section 8.01(a) or 8.01(b), but excluding (x) the value of the Equity Interests such Domestic Subsidiary owns in any other Domestic Subsidiaries and (y) intercompany debt owed to such Domestic Subsidiary from any other Domestic Subsidiary or the Borrower, then the Borrower shall, on the date on which financial statements for such quarter are delivered pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Subsidiaries as “Material Domestic Subsidiaries.”
(viii)    The definition of “Maturity Date” is hereby amended and restated in its entirety as set forth below:
“‘Maturity Date’ means July 2, 2018.”
(ix)    The definition of “Material Indebtedness” is hereby amended by replacing the figure “$10,000,000” therein with “$20,000,000”.
2.2    Amendment to Article I (Calculation Conventions). Article I is hereby amended to add a new Section 1.06 thereto as follows:
“Section 1.06    Calculation Conventions. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).”
2.3    Amendment to Section 3.05(a) (Amendment of Commitment Fees). The first sentence of Section 3.05(a) is hereby amended and restated as follows:
“Subject to Section 4.03(c)(i), the Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the applicable Commitment Fee Rate on the average daily amount of the unused amount of such Lender’s Commitment during the period from and including the date of this Agreement to but excluding the Termination Date.”
2.4    Amendment to Article VII (Addition of Sanctions Laws and Regulations Representation and Warranty): Article VII is hereby amended to add a new Section 7.23 thereto as follows:
“Section 7.23    Sanctions Laws and Regulations. None of the Borrower, any Subsidiary of the Borrower or any directors or officers of the Borrower or any such Subsidiary or any brokers or other agents acting at the direction of the foregoing in connection with this Agreement or any other Loan Document, is a Designated Person.”
2.5    Amendment to Article VIII (Addition of Keepwell Covenant): Article VIII is hereby amended to add a new Section 8.17 thereto as follows:
“Section 8.17    Keepwell. The Borrower shall, and shall cause each Guarantor that is a Qualified ECP Guarantor at the time the Guarantee or the grant of a security interest under the Loan Documents, in each case, becomes effective with respect to any Swap Obligation to, jointly and severally, absolutely, unconditionally and irrevocably undertake to provide such funds or other support as may be needed from time to time by each other Obligor to honor all of its obligations under the Loan Documents to which it is a party in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 8.17 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.17, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 8.17 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. The Borrower intends that this Section 8.17 constitute, and this Section 8.17 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Obligor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”
2.6    Amendment to Section 8.01(i) (Amendment to Notice of Dispositions): Section 8.01(i) is hereby amended and restated in its entirety as set forth below:
“(i)    Notice of Sales of Oil and Gas Properties. In the event the Borrower or any Restricted Subsidiary intends to sell, transfer, assign or otherwise dispose of any Oil or Gas Properties included in the most recently delivered Reserve Report or any Equity Interests in any Restricted Subsidiary owning Oil and Gas Properties included in the most recently delivered Reserve Report in accordance with Section 9.11 (other than pursuant to Section 9.11(a)) in a transaction involving consideration in respect of such sale, transfer, assignment or disposition in excess of five percent (5%) of the then effective Borrowing Base, prior written notice of such disposition, the consideration to be received in connection therewith, the anticipated date of closing and any other details thereof reasonably requested by the Administrative Agent or any Lender.”

2.7    Amendment to Section 9.01(c) (Amendment of Financial Covenants): Section 9.01(c) is hereby deleted in its entirety.
2.8    Amendment to Section 9.01(d) (Amendment of Financial Covenants): Section 9.01(d) is hereby deleted in its entirety.
2.9    Amendment to Section 9.02(h) (Amendment to Debt Negative Covenant): Section 9.02(h)(B) is hereby amended to replace the phrase “Section 9.05(g)(iii)” therein with “Section 9.05(g)(iv)”.
2.10    Amendment to Section 9.02(j) (Amendment of Debt Negative Covenant): Clause (j) of Section 9.02 is hereby amended by replacing the figure “$5,000,000” therein with “$25,000,000”.
2.11    Amendment to Section 9.03 (Amendment of Lien Negative Covenant): Section 9.03 is hereby amended as follows:
(a)    Clause (h) of Section 9.03 is hereby amended by replacing the figure “$10,000,000” therein with “$25,000,000”.
(b)    A new clause (i) is hereby added to the end of such Section 9.03 as follows:
“(i)        Liens on Property in connection with the escrow of cash or cash equivalents to secure obligations under joint venture agreements, oil and gas partnership agreements, farm-out agreements or other similar agreements.”
2.12    Amendment to Section 9.04 (Amendment of Dividends/Repayment of Senior Notes Negative Covenant): Section 9.04 is hereby amended as follows:
(a)    Section 9.04(a)(iii) is hereby amended by replacing each instance of the figure “$3,000,000” therein with “$5,000,000” and replacing the figure “$15,000,000” therein with “$25,000,000”.
(b)    Section 9.04(a)(iv) is hereby amended by replacing each instance of the figure “$200,000” therein with “$500,000”.
(c)    Section 9.04(a)(vi) is hereby amended by replacing the figure “$2,500,000” therein with “$4,000,000”.
2.13    Amendment to Section 9.05 (Amendment of Investment Covenant): Section 9.05 is hereby amended as follows:

(a)    Clause (g) of Section 9.05 is hereby amended and restated in its entirety as follows:
“(g)    Investments (measured on a cost basis) (i) made by the Borrower or any Guarantor in or to the Borrower or any other Guarantor, (ii) made by any Subsidiary in or to the Borrower or any Guarantor, (iii) made by any non-Guarantor Restricted Subsidiary in or to any other non-Guarantor Restricted Subsidiary and (iv) made by the Borrower or any Guarantor in or to all other Subsidiaries which are not Guarantors which, together with the guaranties permitted by Section 9.02(h)(B), do not at the time of making any such Investment, exceed 5% of the consolidated revenues of the Borrower and the Consolidated Subsidiaries for the most recently ended period of four consecutive fiscal quarters of the Borrower for which financial statements have been delivered pursuant to Section 8.01(a) or 8.01(b); provided that Investments made pursuant to the UK Cost Overrun Guarantee shall not be permitted to be made under this clause (iv).”
(b)    Clause (n) of Section 9.05 is hereby amended by deleting the phrase “, so long as, immediately after giving effect to any such Investment made pursuant to this clause (C), Availability is equal to or greater than 30% of the Borrowing Base” from clause (C) of such Section 9.05(n).
2.14    Amendment to Section 9.11 (Amendment of Dispositions Covenant): Section 9.11 is hereby amended as follows:
(a)    Clause (b) of Section 9.11 is hereby amended and restated in its entirety as follows:
“(b)    (i) farmouts of undeveloped acreage to which no proved reserves are attributable and assignments in connection with such farmouts, (ii) the Sale of Oil and Gas Properties to which no proved reserves are attributable and (iii) the Sale of Oil and Gas Properties to which no value has been attributed by the Administrative Agent in the most recent Scheduled Redetermination of the Borrowing Base.”
(b)    Clause (e) of Section 9.11 is hereby amended by replacing the figure “$1,000,000” therein with “$2,500,000”.
2.15    Amendment to Section 10.01(k) (Amendment of Judgment Event of Default): Section 10.01(k) is hereby amended by replacing the figure “$10,000,000” therein with “$20,000,000”.
2.16    Amendments to Annex I: Annex I is hereby amended by deleting such Annex in its entirety and replacing it with Annex I attached hereto.

Section 3.    Increase in Maximum Credit Amounts.
3.1    The Lenders have agreed among themselves, in consultation with the Borrower, to increase the Aggregate Maximum Credit Amount and to reallocate the Commitments, Aggregate Maximum Credit Amount and Revolving Credit Exposures. The Administrative Agent and the Borrower hereby consent to such reallocation. On the Fourth Amendment Effective Date and after giving effect to such increases, the Applicable Percentage and Maximum Credit Amount of each Lender shall be as set forth on Annex I to this Fourth Amendment. Pursuant to Section 2.17 of this Fourth Amendment Annex I to this Fourth Amendment shall replace Annex I of the Credit Agreement in its entirety. Each Lender hereby consents and agrees to the Applicable Percentages and Maximum Credit Amounts as set forth on Annex I of this Fourth Amendment. Each such increase shall take effect for all purposes of the Credit Agreement on the Fourth Amendment Effective Date (as hereinafter defined).
Section 4.    The Borrowing Base. As of the Fourth Amendment Effective Date, the Lenders and the Borrower agree that the amount of the Borrowing Base shall be $530,000,000 and such Borrowing Base shall remain in effect until the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement or Section 5 hereof. This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.07(b) or further adjustments pursuant to Section 2.07(e), Section 2.07(f), Section 8.12(c) or Section 9.11(d). The parties hereto acknowledge and agree that the Borrowing Base redetermination set forth in this Section 4 shall be deemed to be the Scheduled Redetermination scheduled for November 1, 2013 as provided in Section 2.07. This Section 4 constitutes the New Borrowing Base Notice in accordance with Section 2.07(d).
Section 5.    Automatic Reduction of the Borrowing Base upon Barnett Shale Sale. The Borrower has entered into agreements pursuant to which it shall dispose of substantially all of its Oil and Gas Properties located in the Barnett Shale (the “Subject Disposition”). Upon the consummation of the Subject Disposition, the Lenders and the Borrower agree that the amount of the Borrowing Base shall be automatically reduced so that the amount of the Borrowing Base shall be $470,000,000 and such Borrowing Base shall remain in effect until the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement. This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.07(b) or further adjustments pursuant to Section 2.07(e), Section 2.07(f), Section 8.12(c) or Section 9.11(d).
Section 6.    Conditions Precedent. This Fourth Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02) (such date, the “Fourth Amendment Effective Date”):
6.1    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this Fourth Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

6.2    The Administrative Agent shall have received from all of the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Person.
6.3    The Administrative Agent shall have received Notes executed by the Borrower for each Lender requesting a Note prior to the Fourth Amendment Effective Date.
6.4    The Administrative Agent shall have received an opinion of Baker Botts L.L.P., special counsel to the Borrower, in form and substance reasonably acceptable to the Administrative Agent, as to such customary matters regarding the Fourth Amendment as the Administrative Agent or its counsel may reasonably request.
6.5    The Administrative Agent shall have received a certificate of a Responsible Officer of each Credit Party setting forth (a) resolutions or written consents of its board of directors, board of managers, sole member or other appropriate governing body, with respect to the authorization of such Credit Party to execute and deliver the Loan Documents to which it is a party and to perform its obligations under such Loan Documents, (b) the officers of such Credit Party (i) who are authorized to sign the Loan Documents to which such Credit Party is a party and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated hereby, (c) specimen signatures of such authorized officers, and (d) the Organizational Documents of such Credit Party, certified as being true and complete as of the date of such certificate.
6.6    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Fourth Amendment.
6.7    The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably require in connection with the transactions contemplated hereby.
The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 6 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 7.    Miscellaneous.
7.1    Confirmation. The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.
7.2    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms (i) its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and (ii) that the Liens created by the Loan Documents to which it is a party are valid and continuing and secure the Obligations in accordance with the terms thereof, after giving effect to this Fourth Amendment; and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Fourth Amendment:
(i)    all of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and
(ii)    no Default or Event of Default has occurred and is continuing.
7.3    Loan Document. This Fourth Amendment is a Loan Document.
7.4    Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
7.5    NO ORAL AGREEMENT. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
7.6    GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
7.7    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
7.8    Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.9    Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first written above.

BORROWER:    CARRIZO OIL & GAS, INC.

By: /s/ Paul F. Boling
Paul F. Boling Chief Financial Officer,
    Vice President, Secretary and Treasurer

GUARANTORS, with respect to
Section 7 hereof:
BANDELIER PIPELINE HOLDING, LLC,
CARRIZO (EAGLE FORD) LLC,
CARRIZO (MARCELLUS) LLC,
CARRIZO (MARCELLUS) WV LLC,
CARRIZO MARCELLUS HOLDING INC.,
CARRIZO (NIOBRARA) LLC
CARRIZO (UTICA) LLC
CLLR, INC.,
HONDO PIPELINE, INC.,
and
MESCALERO PIPELINE, LLC,

By:/s/ Paul F. Boling
Paul F. Boling
Vice President

Signature Page to Fourth Amendment
Carrizo Oil & Gas, Inc.

LENDERS:    WELLS FARGO BANK, NATIONAL
    ASSOCIATION, as Administrative Agent
    and a Lender

By:    /s/ Juan Carlos Sandoval
Name:     Juan Carlos Sandoval
Title:     Director

Signature Page to Fourth Amendment
Carrizo Oil & Gas, Inc.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:    /s/ Sharada Manne
Name:     Sharada Manne
Title:     Managing Director

By:    /s/ Michael D. Willis
Name:     Michael D. Willis
Title:     Managing Director

Signature Page to Fourth Amendment
Carrizo Oil & Gas, Inc.

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Mark Lumpkin, Jr.
Name:     Mark Lumpkin, Jr.
Title:     Authorized Signature

Signature Page to Fourth Amendment
Carrizo Oil & Gas, Inc.

CAPITAL ONE, N.A., as a Lender

By:    /s/ Nancy Mak
Name:     Nancy Mak
Title:     Senior Vice President

Signature Page to Fourth Amendment
Carrizo Oil & Gas, Inc.

COMPASS BANK, as a Lender

By:    /s/ Ann Van Wagener
Name:     Ann Van Wagener
Title:     Senior Vice President

Signature Page to Fourth Amendment
Carrizo Oil & Gas, Inc.

REGIONS BANK, as a Lender

By:    /s/ Daniel G. Steele
Name:     Daniel G. Steele
Title:     Senior Vice President

Signature Page to Fourth Amendment
Carrizo Oil & Gas, Inc.

UNION BANK, N.A., as a Lender

By:    /s/ Lara Sorokolit
Name:     Lara Sorokolit
Title:     Vice President

Signature Page to Fourth Amendment
Carrizo Oil & Gas, Inc.

SOCIETE GENERALE, as a Lender

By:    /s/ David Bornstein
Name:     David Bornstein
Title:     Director

Signature Page to Fourth Amendment
Carrizo Oil & Gas, Inc.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:    /s/ Christopher Day
Name:     Christopher Day
Title:     Authorized Signatory

By:    /s/ Michael Spaight
Name:     Michael Spaight
Title:     Authorized Signatory

Signature Page to Fourth Amendment
Carrizo Oil & Gas, Inc.

ASSOCIATED BANK, N.A., as a Lender

By:    /s/ Farhan Iqbal
Name:     Farhan Iqbal
Title:     Senior Vice President

Signature Page to Fourth Amendment
Carrizo Oil & Gas, Inc.

IBERIABANK, as a Lender

By:    /s/ Moni Collins
Name: Moni Collins
Title:     Vice - President

Signature Page to Fourth Amendment
Carrizo Oil & Gas, Inc.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ Joseph Scott
Name:     Joseph Scott
Title:     Senior Vice President

Signature Page to Fourth Amendment
Carrizo Oil & Gas, Inc.

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	12.1%	$121,495,327.11
Credit Agricole Corporate and Investment Bank	10.3%	$102,803,738.32
Royal Bank of Canada	10.3%	$102,803,738.32
Capital One, N.A.	10.3%	$102,803,738.32
Compass Bank	10.3%	$102,803,738.32
Regions Bank	7.5%	$74,766,355.14
Union Bank, N.A.	7.5%	$74,766,355.14
Societe Generale	7.5%	$74,766,355.14
Credit Suisse AG, Cayman Islands Branch	7.5%	$74,766,355.14
Associated Bank, N.A.	5.6%	$56,074,766.35
Iberiabank	5.6%	$56,074,766.35
Keybank National Association	5.6%	$56,074,766.35
TOTAL	100.00%	$1,000,000,000.00